                                    [LETTERHEAD]


May 1, 1998

VIA ELECTRONIC FILING

Securities & Exchange Commission
450 Fifth Street NW
Washington, DC   20549

Re:  SAFECO Resource Series Trust
     1933 Act File No. 33-06547
     1940 Act File No. 811-4717

Ladies and Gentlemen:

The enclosed filing of the above-referenced Registrant's Money Market Portfolio Prospectus dated April 30, 1998 is made pursuant to Rule 497(c) of the Securities Act of 1933, as amended.

If you have any comments or questions concerning the filing, please call me at
(206) 548-7075.

Sincerely,

/s/ Margaret E. DiDonna
-----------------------

Margaret E. DiDonna
Counsel

SAFECO RESOURCE SERIES TRUST                                          PROSPECTUS
SAFECO Plaza
Seattle, Washington 98185                                         April 30, 1998

The Money Market Portfolio (or the "Portfolio") described in this Prospectus is a series of the SAFECO Resource Series Trust ("Trust"), an open-end, management investment company consisting of six separate series. Shares of the Trust are offered to life insurance companies, which may or may not be affiliated with one another ("Participating Insurance Companies"), for allocation to certain of their separate accounts established for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts") and may also be offered directly to qualified pension and retirement plans ("Qualified Plans").

This Prospectus sets forth the information a prospective investor should know before investing. Please read and retain the Prospectus for future reference. A Statement of Additional Information, dated April 30, 1998 and incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available at no charge upon request by calling 1-800-624-5711 or writing SAFECO Securities, Inc., SAFECO Plaza, Seattle, WA 98185. The Statement of Additional Information and other information about the Portfolio is also available on the Securities and Exchange Commission website at http://www.sec.gov. The Statement of Additional Information contains more information about many of the topics in this Prospectus as well as information about the trustees and officers of the Trust.

The Money Market Portfolio has as its investment objective to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investments in high-quality money market instruments maturing in thirteen months or less. The Money Market Portfolio seeks to maintain a $1.00 per share net asset value. THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE $1.00 PER SHARE NET ASSET VALUE.

There are market risks in all securities transactions. There is no assurance that the Portfolio will achieve its investment objective. See "The Trust and the Portfolio's Investment Policies" for more information.
---------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
---------------------------------------------------------

                                    -- 1 --

PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT OR ANY BANK, NOR ARE PORTFOLIO SHARES FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND PORTFOLIO SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

---------------------------------------------------------

No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or SAFECO Securities. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Trust or by SAFECO Securities in any state in which such offer or solicitation may not lawfully be made.

                                    -- 2 --

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Introduction to the Trust and the Portfolio                                   4
Fund Expenses                                                                 5
Financial Highlights                                                          7
The Trust and the Portfolio's Investment Policies                             9
Portfolio Manager                                                            15
Information about Share Ownership and Companies that Provide Services to
  the Trust                                                                  16
Persons Controlling the Trust                                                18
Sale and Redemption of Shares                                                19
Performance Information                                                      19
Portfolio Distributions and Tax Information                                  20
Share Price Calculation                                                      21

                                    -- 3 --

INTRODUCTION TO THE TRUST AND
THE PORTFOLIO

The Trust is a series investment company that currently issues shares representing six mutual funds (the "Trust Portfolios"), only one of which, the Money Market Portfolio, is offered through this Prospectus. The Money Market Portfolio is a diversified series of the Trust, an open-end, management investment company that continuously offers to sell and to redeem (buy back) its shares at the current net asset value per share without any sales or redemption charges or 12b-1 fees. (See "Share Price Calculation" for more information.)

Shares of the Portfolio are issued and redeemed in connection with investments in and payments under certain Variable Contracts issued through separate accounts of Participating Insurance Companies. Shares of the Trust may also be offered directly to Qualified Plans. The Participating Insurance Companies and the Qualified Plans may or may not make all of the Trust Portfolios available for investment.

Although the Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust may offer its shares to Qualified Plans and for products offered by Participating Insurance Companies, the interests of Variable Contract owners or Qualified Plan participants might at some time be in conflict due to future differences in tax treatment or other considerations. Therefore, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may occur and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance company separate accounts or Qualified Plans might withdraw its investment in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. In addition, the Trust's Board of Trustees may refuse to sell shares of any of the Trust Portfolios to any separate account or Qualified Plan or terminate the offering of shares of any of the Trust Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of any Trust Portfolio.

The Portfolio is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $4.3 billion in mutual fund assets as of December 31, 1997. SAM has been an advisor to mutual funds and other investment portfolios since 1973 and its predecessors

                                    -- 4 --

INTRODUCTION TO THE TRUST AND
THE PORTFOLIO (Continued)

have been such advisers since 1932. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

There is a risk that the market value of the Portfolios securities may decrease and result in a decrease in the value of a shareholder's investment. The principal risk associated with money market funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Portfolio's yield will fluctuate with general money market interest rates. See "The Trust and the Portfolio's Investment Policies" for more information.

FUND EXPENSES

A.  SHAREHOLDER TRANSACTION EXPENSES FOR THE PORTFOLIO

                 Sales Load
 Sales Load      Imposed on
 Imposed on      Reinvested        Deferred        Redemption        Exchange
  Purchases       Dividends       Sales Load          Fees             Fees
-------------  ---------------  ---------------  ---------------  ---------------
       NONE            NONE             NONE             NONE             NONE

B.  ANNUAL OPERATING EXPENSES

(as a percentage of average net assets)

                                                                                                 Total Annual
                                                                   Other Expenses                 Operating
                                           Management                  After                    Expenses After
Portfolio          12b-1 Fees       +         Fee          +       Reimbursement        =       Reimbursement
-----------------  -----------             ----------             ----------------             ----------------
Money Market             NONE                0.64%                        0.00%                        0.64%

During the year ended December 31, 1997, SAFECO Life Insurance Company ("SAFECO Life") paid for or reimbursed all of the Other Expenses of the Money Market Portfolio. Expenses before such reimbursement as a percentage of average net assets were 0.81%.

SAFECO Life Insurance Company will continue to pay all Other Expenses of the Money Market Portfolio until its assets exceed $20 million. Once the

                                    -- 5 --

Portfolio's net assets exceed $20 million, all of the Other Expenses of the Portfolio will be paid by the Portfolio. (See "Persons Controlling the Trust" for more information.)

C.  EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return. The example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in "Total Annual Operating Expenses After Reimbursement" above remain the same in the years shown.

Portfolio                           1 Year       3 Years      5 Years     10 Years
--------------------------------     -----     -----------  -----------  -----------
Money Market                       $       7    $      20    $      36    $      80

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolio would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE PORTFOLIO'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF THE PORTFOLIO.

                                    -- 6 --

FINANCIAL HIGHLIGHTS

The amounts shown for the Portfolio in the Financial Highlights table that follows are based upon a single share outstanding throughout the period indicated. The following selected data has been derived from financial statements that have been audited by Ernst & Young LLP. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Trust's annual report to shareholders and incorporated by reference in the Trust's Statement of Additional Information. A copy of the Trust's Statement of Additional Information may be obtained by calling the number on the first page of this Prospectus.

                                    -- 7 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO RESOURCE SERIES TRUST -- MONEY MARKET PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31
                                                 1997       1996       1995       1994       1993       1992       1991
                                               ---------------------------------------------------------------------------
Net asset value at beginning of period         $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                .05        .05        .05        .04        .03        .03        .06
LESS DISTRIBUTIONS:
  Dividends from net investment income              (.05)      (.05)      (.05)      (.04)      (.03)      (.03)      (.06)
                                               ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at end of period               $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                               ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                               ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total return                                       5.08%      4.94%      5.56%      3.65%      2.61%      3.26%      5.67%
Net assets at end of period (000's omitted)    $  17,757  $  12,493  $   8,719  $   9,315  $   6,327  $   5,399  $   4,534
Ratio of expenses to average net assets             .64%       .62%       .62%       .63%       .64%       .68%       .74%
Ratio of expenses to average net assets
  before expense reimbursements                     .81%       .90%       .87%       .87%         --         --         --
Ratio of net investment income to average net
  assets                                           4.97%      4.86%      5.32%      3.63%      2.61%      3.23%      5.54%


                                                 1990       1989       1988

Net asset value at beginning of period         $    1.00  $    1.00  $    1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                .08        .08        .07
LESS DISTRIBUTIONS:
  Dividends from net investment income              (.08)      (.08)      (.07)
                                               ---------  ---------  ---------
Net asset value at end of period               $    1.00  $    1.00  $    1.00
                                               ---------  ---------  ---------
                                               ---------  ---------  ---------
Total return                                       7.86%      8.96%      7.11%
Net assets at end of period (000's omitted)    $   4,284  $   3,275  $   2,908
Ratio of expenses to average net assets             .73%       .73%       .74%
Ratio of expenses to average net assets
  before expense reimbursements                       --         --         --
Ratio of net investment income to average net
  assets                                           7.60%      8.55%      7.00%

                                    -- 8 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT
POLICIES

The Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993. The Trust currently consists of six series, each of which, including the Money Market Portfolio, is a diversified series of the Trust.

The investment objective and investment policies for the Portfolio are described below. The Trust's Board of Trustees may change the Portfolio's objective without shareholder vote, but no such change will be made without 30 days' prior written notice to shareholders of the Portfolio. In the event the Portfolio changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Unless otherwise stated, all investment policies and limitations described below under "Investment Objective and Policies" are non-fundamental and may be changed without shareholder vote. If the Portfolio follows a percentage limitation at the time of investment, a later increase or decrease in values, assets or other circumstances will not be considered in determining whether the Portfolio complies with the applicable policy (except to the extent the change may impact the Portfolio's borrowing limits).

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investments in high-quality money market instruments maturing in thirteen months or less.

To pursue its objective, the Money Market Portfolio:

1. Will purchase securities which in the opinion of SAM, operating pursuant to guidelines established by the Board of Trustees, present minimal credit risks after an evaluation of the credit quality of the issuer or of any entity providing a credit enhancement for the security. The Portfolio complies with industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The Portfolio invests in instruments with remaining maturities of 397 days or less (determined in

                                    -- 9 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT
POLICIES (Continued)

   accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940
    Act")) and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

2. May invest, subject to the maturity and quality requirements described above, in:

    (a)  Commercial paper obligations, including obligations sold pursuant to
         Section 4(2) ("Section 4(2) paper") of the Securities Act of 1933 ("1933 Act"). Section 4(2) exempts from the registration requirements of the 1933 Act securities sold by the issuer in private transactions.
         Section 4(2) paper may be purchased by the Money Market Portfolio only if SAM has determined that such securities are liquid under guidelines adopted by the Board of Trustees. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of increasing the Money Market Portfolio's illiquidity to the extent buyers are unwilling to purchase the securities. In addition to commercial paper obligations of domestic corporations, the Money Market Portfolio may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities. While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision regarding financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. The Portfolio will purchase such obligations only if in SAM's opinion the obligation is of an investment quality comparable to other obligations which may be purchased by the Money Market Portfolio;

                                    -- 10 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT
POLICIES (Continued)

(b) Negotiable and non-negotiable time deposits and certificates of deposit, bankers' acceptances and other short-term obligations of banks (provided the issuing bank has total assets of at least $1 billion, or in the case of a bank not having total assets of at least $1 billion, the bank is a member of and insured by the Federal Deposit Insurance Corporation in which case the Money Market Portfolio will limit its investment to the statutory insurance coverage);

(c) Dollar-denominated securities issued by foreign banks (including foreign branches of U.S. banks) provided that in SAM's opinion the security is of an investment quality comparable to other obligations which may be purchased by the Money Market Portfolio; and

(d) Corporate obligations such as publicly traded bonds, debentures and notes. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise.

3. May invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities including (a) securities backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds; (b) securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government but are supported by the issuer's right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation; and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority. While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. May invest in variable and floating rate instruments. Issuers of floating or variable rate notes include, but are not limited to,

                                    -- 11 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT
POLICIES (Continued)

   corporations, partnerships, the U.S. Government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put, the Portfolio would be required to act to keep the instrument.

5. May invest in repurchase agreements. In a repurchase agreement, the Portfolio buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent. The Portfolio will invest no more than 10% of net assets in repurchase agreements that mature in more than seven days.

6. May invest up to 10% of total assets in restricted securities eligible for resale under Rule 144A ("Rule 144A securities"), provided that SAM has determined that such securities are liquid under guidelines adopted by the Board of Trustees. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Portfolio's illiquidity to the extent that qualified institutional buyers or other buyers become, for a time, unwilling to purchase the securities. As a result, the Portfolio may not be able to sell these securities when its investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

7. May invest in mortgage- and asset-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans and include, but

                                    -- 12 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT
POLICIES (Continued)

   are not limited to, securities issued by the U.S. Government or one of its agencies or instrumentalities such as GNMA, FNMA or FHLMC. Principal is paid back to the Portfolio as payments are made on the underlying mortgages in the pool. Accordingly, the Portfolio receives scheduled monthly principal and interest payments as well as any unscheduled principal prepayments on the underlying mortgages. Unscheduled principal prepayments could lower the overall return of the investment. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline. However, when interest rates fall, mortgage-backed securities have less potential for capital appreciation than comparable fixed income securities and may in fact decrease in value due to the likelihood of increased prepayments of mortgages in times of declining interest rates.

    Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as consumer loans, automobile receivable securities, credit card receivable securities and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided.

8. May purchase or sell securities on a "when-issued" or "delayed-delivery" basis. Under this procedure, the Portfolio agrees to acquire or sell securities that are to be issued and delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When the Portfolio purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an

                                    -- 13 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT
POLICIES (Continued)

   amount equal in value to the purchase price of the security. Use of these techniques may affect the Portfolio's share price in a manner similar to the use of leveraging.

9. May invest up to 10% of its net assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, the Portfolio may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

    The principal risk factor associated with investment in the Money Market Portfolio is that it may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Portfolio's yield will fluctuate with general money market interest rates.

FUNDAMENTAL POLICIES

The Portfolio is subject to the following fundamental policies which cannot be changed without shareholder vote:

1. May not invest more than 5% of its total assets in the securities of any one issuer, except that up to 100% of the Portfolio's total assets may be invested in obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. May not, with respect to 100% of the value of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities);

3. May not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or

                                    -- 14 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT
POLICIES (Continued)

   instrumentalities) if such purchase would cause more than ten percent (10%) of any class of securities of such issuer to be held by the Portfolio;

4. May not invest more than 25% of the total assets in any one industry. Securities of foreign banks and foreign branches of U.S. banks are considered to be one industry. The Portfolio will not concentrate its assets in particular industries. The 25% limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to certificates of deposit or bankers' acceptances issued by domestic banks; and

5. May borrow money only for temporary or emergency purposes from a bank or affiliate of SAFECO Corporation at an interest rate not greater than that available from commercial banks. The Portfolio will not borrow amounts in excess of 5% of its total assets. The Portfolio intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statement of Additional Information.

PORTFOLIO MANAGER

The manager for the Money Market Portfolio is Naomi Urata, Assistant Vice President, SAM. Ms. Urata began serving as portfolio manager for the Portfolio in 1994. Ms. Urata has served as portfolio manager for another SAFECO mutual fund since 1994. From 1993 to 1994 she was a Fixed Income Analyst for SAM. From 1990 to 1993 Ms. Urata was Cash Manager for the Seattle Times newspaper, Seattle, Washington.

The portfolio manager and certain other persons related to SAM and the Portfolio are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute

                                    -- 15 --

(the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by the Portfolio.

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUST

Shares of the Portfolio represent equal proportionate interests in the assets of the Portfolio and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shares of the Trust may be owned by the separate accounts of Participating Insurance Companies and by Qualified Plans (see "Introduction to the Trust and the Portfolio"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), Participating Insurance Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders. See the separate account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights. With respect to Qualified Plans, the Trustees of such plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Income Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

On any matter submitted to a vote of shareholders, all shares of the Trust Portfolios then issued and outstanding and entitled to vote shall be voted in the aggregate and not by portfolio except for matters concerning only a portfolio. The holders of each share of a Trust Portfolio shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Trust Portfolio may not bear the same economic relationship to the Trust as shares of another Trust Portfolio.

The Trust does not intend to hold annual meetings of shareholders of the Trust Portfolios. The Trustees will call a special meeting of shareholders of a

                                    -- 16 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUST (Continued)

Trust Portfolio only if required by the 1940 Act, in their written discretion, or upon the written notice of holders of 10% or more of the outstanding shares of the Trust Portfolio entitled to vote.

Under Delaware law, the shareholders of the Trust Portfolios will not be personally liable for the obligations of any Trust Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Trust Portfolio contain a statement that such obligation may only be enforced against the assets of the Trust or the Trust Portfolio and generally provides for indemnification out of the Trust's or the Trust Portfolio's property of any shareholder nevertheless held personally liable for the Trust's or a Trust Portfolio's obligations, respectively.

SAM is the investment adviser for the Portfolio under an agreement with the Trust. Under the agreement, SAM is responsible for the overall management of the Trust's and the Portfolio's business affairs. SAM provides investment research, advice, management and supervision to the Trust and the Portfolio. Consistent with the Portfolio's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by the Portfolio, and implements those decisions. The Portfolio's turnover rate is set forth in the "Financial Highlights" section. The Portfolio's turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions, dealer spreads and other costs that the Portfolio will bear directly. The Portfolio pays SAM an annual management fee of
 .65% of the Portfolio's net assets ascertained each business day and paid monthly.

The distributor of the Portfolio's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities is not compensated by the Trust or the Portfolio for these services.

                                    -- 17 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUST (Continued)

The transfer, dividend and distribution disbursement and shareholder servicing agent for the Portfolio under an agreement with the Trust is SAFECO Services Corporation ("SAFECO Services"). SAFECO Services is not compensated by the Trust or the Portfolio for these services.

YEAR 2000

Like other mutual funds, financial and business organizations and individuals around the world, the Portfolio could be adversely affected if the computer systems used by its investment adviser or other companies that provide services to the Trust do not properly process and calculate date-related information from and after January 1, 2000. This is commonly called the "Year 2000 problem." SAM, SAFECO Services and SAFECO Securities, Inc. are taking steps they believe are reasonably designed to address the Year 2000 problem with respect to the computer systems that each of them uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other, major service providers. It is not anticipated that the Portfolio will incur any charges or that there will be any difficulties in accurate and timely reporting resulting in the change in year from 1999 to 2000.

PERSONS CONTROLLING THE TRUST

As of February 3, 1998, SAFECO Life Insurance Company ("SAFECO Life") controlled the Money Market Portfolio. SAFECO Life is a stock life insurance company incorporated under the laws of Washington, with headquarters at 15411 N.E. 51st Street, Redmond, Washington. SAFECO Life is a wholly-owned subsidiary of SAFECO Corporation, and is an affiliated company of SAM, SAFECO Securities and SAFECO Services, the investment adviser, principal underwriter and transfer agent, respectively, of the Trust. SAFECO Life advanced all costs for the organization of the Trust. SAFECO Corporation, SAFECO Securities and SAFECO Services have their principal place of business at SAFECO Plaza, Seattle, Washington 98185. SAM has its principal place of business at Two Union Square, Seattle, Washington 98101.

                                    -- 18 --

SALE AND REDEMPTION OF SHARES

The Portfolio is a series of SAFECO Resource Series Trust, a Delaware business trust, which issues an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without the approval of shareholders.

Shares are sold to the separate accounts of Participating Insurance Companies and may also be sold to Qualified Plans. Shares of the Portfolio are purchased and redeemed at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts and by the Qualified Plans. Variable Contract owners and Qualified Plan participants do not deal directly with the Trust with respect to acquisition or redemption of shares. The Board of Trustees of the Trust may refuse to sell shares of the Portfolio to any person, or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or by any regulatory authority having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Portfolio.

PERFORMANCE INFORMATION

The Portfolio's yield and effective yield may be quoted in advertisements. Performance figures are indicative only of past performance and are not intended to represent future investment results. While the Money Market Portfolio will attempt to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will do so. The yield of the Money Market Portfolio will fluctuate.

Yield is the annualization on a 365-day basis of the Money Market Portfolio's net income over a 7-day period. Effective yield is the annualization on a 365-day basis of the Money Market Portfolio's net income over a 7-day period with dividends reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

RANKINGS

From time to time, the Portfolio may advertise its rankings. Rankings are calculated by independent companies that monitor mutual fund performance

                                    -- 19 --

(E.G. CDA Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. The Portfolio may also compare its performance to the performance of relevant indices. Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results.

OTHER CHARGES

The Portfolio does not impose a sales charge. However, other charges payable by all shareholders include investment advisory fees. These charges affect the Portfolio's calculation of performance information.

PORTFOLIO DISTRIBUTIONS AND TAX INFORMATION

The Portfolio intends to continue to elect and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its net investment income and net capital gains to its shareholders (the separate accounts of Participating Insurance Companies and Qualified Plans) and meeting other requirements of the Internal Revenue Code relating to the sources of its income and diversification of its assets.

The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Trust Portfolios are not aggregated for purposes of determining net ordinary income (loss) or net realized capital gains (losses).

All dividends are distributed to shareholders (separate accounts of Participating Insurance Companies and Qualified Plans) and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolio to the separate accounts are taxable, if at all, to the

                                    -- 20 --

Participating Insurance Companies; they are not taxable to Variable Contract owners. Dividends and distributions made by the Portfolio to Qualified Plans are not taxable to the Qualified Plans or to the participants thereunder.

In addition to the diversification requirements in Subchapter M, the Portfolio is required to satisfy diversification requirements of Section 817(h) of the Internal Revenue Code and the Investment Company Act. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of variable annuity and variable life insurance contracts to the full extent of appreciation under the contracts.

Variable Contract owners should refer to the prospectuses relating to their contracts regarding the federal income tax treatment of ownership of such contracts. ALSO SEE "Distributions and Tax Information" in the Statement of Additional Information.

SHARE PRICE CALCULATION

The net asset value per share of the Portfolio is determined by subtracting the liabilities of the Portfolio from its assets, valued at market, and dividing the result by the number of outstanding shares. Shares of the Portfolio are sold and redeemed at the net asset value next determined after receipt by the transfer agent of the sales order or request for redemption in good order. There is no sales charge. Net asset value per share is computed as of the close of regular trading of the New York Stock Exchange (normally 1:00 P.M. Pacific Time) each day that the Exchange is open for trading.

The Money Market Portfolio intends to maintain a net asset value per share of $1.00. There can be no assurance that it will be able to maintain this constant value per share. The shares of the Money Market Portfolio are neither insured, nor guaranteed, by the U.S. Government. The Money Market Portfolio's securities are valued on the basis of amortized cost. Amortized cost valuation, which may be used so long as the Board of Trustees believes that it fairly reflects market value, involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method provides stability of net asset value per share. For

                                    -- 21 --
additional information concerning the impact of amortized cost on the calculation of net asset value, see "Additional Information Concerning Calculation of Net Asset Value Per Share" in the Statement of Additional Information.

                                    -- 22 --